UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No.    )

Filed by the Registrant  ☒                             Filed by a party other than the Registrant  ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, For Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material under § 240.14a-12

VERSO CORPORATION

(Name of Registrant as Specified in its Charter)

Not Applicable

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11

	(1)	Title of each class of securities to which transaction applies:
	(2)	Aggregate number of securities to which transaction applies:
	(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
	(4)	Proposed maximum aggregate value of transaction:
	(5)	Total fee paid:

☐	Fee paid previously with preliminary materials

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

	(1)	Amount previously paid:
	(2)	Form, Schedule or Registration Statement no.:
	(3)	Filing party:
	(4)	Date filed:

Verso Corporation 8540 Gander Creek Drive Miamisburg, Ohio 45342 877.855.7243 www.versoco.com

NOTICE OF

CHANGE OF LOCATION OF ANNUAL MEETING OF STOCKHOLDERS

TO BE HELD ON AUGUST 5, 2020

To Our Stockholders:

This Notice of Change of Location (the “Notice”) provides updated information with respect to the location of the 2020 Annual Meeting of Stockholders (the “Annual Meeting”) of Verso Corporation. On June 29, 2020, we commenced distribution to our stockholders of our proxy materials for the Annual Meeting, filed with the Securities and Exchange Commission that same day. This Notice should be read in conjunction with those proxy materials.

NOTICE IS HEREBY GIVEN that the location of the Annual Meeting has been changed. In light of the public health impact of the novel coronavirus (COVID-19) pandemic and to protect the health and well-being of its employees, stockholders and the broader community, the Annual Meeting will be held in a virtual meeting format only. You will not be able to attend the Annual Meeting physically. As previously announced, the Annual Meeting will be held on August 5, 2020, beginning at 10:00 a.m. (Eastern Time). The virtual meeting can be accessed at www.virtualshareholdermeeting.com/VRS2020. You will not be able to attend the Annual Meeting in person.

As described in the proxy materials for the Annual Meeting previously distributed, attendance at the Annual Meeting is open to holders of our Class A common stock of record at the close of business on June 17, 2020 and guests. To be admitted to the Annual Meeting at www.virtualshareholdermeeting.com/VRS2020, you must enter the 16-digit control number found on your proxy card or voting instruction form you previously received. Those without a 16-digit control number may attend the Annual Meeting as guests, but will not be entitled to ask questions or vote. We encourage you to access the Annual Meeting 15 minutes in advance of the designated start time to allow time for you to log-in and test your device’s audio system. Information regarding matters addressing technical and logistical issues, including technical support during the Annual Meeting, will be available at www.virtualshareholdermeeting.com/VRS2020.

You may ask questions and vote during the Annual Meeting by following the instructions available on the meeting website. Questions must relate to the proposals being considered at the Annual Meeting. During a designated question and answer period during the Annual Meeting, we will respond to appropriate questions submitted by stockholders regarding the proposals to be considered and voted on at the meeting.

Whether or not you plan to attend the Annual Meeting, you are encouraged to vote in advance of the meeting by one of the methods described in the proxy materials for the Annual Meeting. The proxy card or voting instruction form included with the proxy materials you previously received will not be updated to reflect the change in meeting location and may continue to be used to vote your shares in connection with the Annual Meeting.

Your vote is important, regardless of the number of shares you own. Whether or not you plan to attend the Annual Meeting we hope you will take the time to vote your shares. If your shares are held in “street name,” meaning they are held by a bank, broker or other nominee, you will have received instructions from the holder of record that you must follow for your shares to be voted at the Annual Meeting. Even if you plan to attend the Annual Meeting, we urge you to vote by proxy using one of methods described in the proxy materials. You can change your vote at the Annual Meeting if you choose to do so.

On July 21, 2020, we issued a press release announcing that due to the public health impact of the novel coronavirus (COVID-19) pandemic and to protect the health and well-being of its employees, stockholders and the broader community, the Annual Meeting will be held in a virtual meeting format only, via live audio webcast.

By order of the Board of Directors, St. John Daugherty Secretary

July 21, 2020

Important Notice Regarding the 2020 Annual Meeting of Stockholders of Verso Corporation: The Annual Meeting of Stockholders on August 5, 2020, beginning at 10:00 a.m. (Eastern Time) will be accessible at: www.virtualshareholdermeeting.com/VRS2020. The Proxy Statement, a form of proxy, and our 2019 Annual Report are available for viewing and printing at the following website: www.viewproxy.com/Verso/2020. Copies of these proxy materials are also available at www.proxyvote.com and on Verso’s website at www.versoco.com on the “Investors” page.

A copy of our press release dated July 21, 2020 is provided below.

Verso Corporation to Hold Virtual 2020 Annual Meeting of Stockholders

Virtual Annual Meeting Scheduled for Wednesday, August 5, 10:00 a.m. (Eastern Time)

MIAMISBURG, Ohio, July 21, 2020 — Verso Corporation (NYSE: VRS) today announced that due to the public health impact of the novel coronavirus (COVID-19) pandemic and to protect the health and well-being of its employees, stockholders and the broader community, Verso will hold its 2020 Annual Meeting of Stockholders in a virtual meeting format only, via live audio webcast. As previously announced, the Annual Meeting will be held on Wednesday, August 5, 2020 beginning at 10:00 a.m. (Eastern Time). Stockholders and guests will not be able to attend the Annual Meeting in person.

Stockholders will be able to attend the virtual Annual Meeting, vote their shares, and submit questions during the meeting by visiting www.virtualshareholdermeeting.com/VRS2020 and entering the 16-digit control number that was included in their proxy card or voting instruction form. Stockholders are encouraged to access the virtual Annual Meeting prior to its start time. Online access will begin at 9:45 a.m. (Eastern Time). Questions submitted during the Annual Meeting must relate to the proposals being considered and voted upon at the meeting.

Whether or not stockholders plan to attend the virtual Annual Meeting, we urge all stockholders to vote promptly and in advance of the meeting by using one of the methods described in the proxy materials. The proxy card or voting instruction form previously distributed to stockholders will not be updated to reflect the change in location and may continue to be used to vote the shares in connection with the Annual Meeting.

Verso’s proxy statement and 2019 Annual Report are available at www.viewproxy.com/Verso/2020. For additional information regarding accessing and participating in the virtual Annual Meeting, please refer to Verso’s supplemental proxy materials filed with the Securities and Exchange Commission on July 21, 2020.

About Verso Corporation

Verso Corporation is the turn-to company for those looking to successfully navigate the complexities of paper sourcing and performance. A leading North American producer of graphic and specialty papers, packaging and pulp, Verso provides insightful solutions that help drive improved customer efficiency, productivity, brand awareness and business results. Verso’s long-standing reputation for quality and reliability is directly tied to our vision to be a company with passion that is respected and trusted by all. Verso’s passion is rooted in ethical business practices that demand safe workplaces for our employees and sustainable wood sourcing for our products. This passion, combined with our flexible manufacturing capabilities and an unmatched commitment to product performance, delivery and service, make Verso a preferred choice among commercial printers, paper merchants and brokers, converters, publishers and other end users. For more information, visit us online at versoco.com.

For further information: Investors, investor.relations@versoco.com, 937-528-3220 or Media, Shawn Hall, Director, Communications, 937-528-3700, shawn.hall@versoco.com